UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2003

                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       0-14864                  94-2778785
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                                 (408) 432-1900
              (Registrant's telephone number, including area code)

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ITEM 9. REGULATION FD DISCLOSURE (Information Provided Under Item 12-Disclosure
of Results of Operations and Financial Condition)

         This   information   furnished   under  this  "Item  9.  Regulation  FD
Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No.33-8216.

         On April 15, 2003, Linear Technology Corporation issued a press release announcing third quarter financial results. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

 Exhibit
  Number                            Description
--------- ----------------------------------------------------------------------
   99.1 Text of press release, dated April 15, titled "Linear Technology reports improved sales and profit both over the prior year and prior quarter."

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LINEAR TECHNOLOGY CORPORATION
                                         (Registrant)

Date:             April 16, 2003         By:      /s/ Paul Coghlan
       -----------------------------     ---------------------------------------
                                         Paul Coghlan
                                         Vice President, Finance and
                                         Chief Financial Officer

                                      -2-

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                                  EXHIBIT INDEX

 Exhibit
  Number                            Description
--------- ----------------------------------------------------------------------

   99.1 Text of press release, dated April 15, 2003 titled "Linear Technology reports improved sales and profit both over the prior year and prior quarter."